UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 9, 2024

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

T1, South Tower, Jiazhaoye Square, Chaoyang District,
Beijing, People’s Republic of China 100022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 9, 2024, Shineco, Inc.’s (the “Company”) subsidiary, Fuzhou Meida Health Management Co., Ltd. (“Fuzhou Meida”) entered into distribution agreements (the “Agreements”) with four distributors, Harbin Liaotongtang Chinese Medicine and Health Research Institute, Three Minutes (Zhejiang) Information Service Co., Hangzhou Misimao Science and Technology Co., Ltd., and Wu Qiang (each, the “Distributor”), respectively.

Pursuant to the Agreements, Harbin Liaotongtang Chinese Medicine and Health Research Institute, Three Minutes (Zhejiang) Information Service Co., Hangzhou Misimao Science and Technology Co., Ltd., and Wu Qiang agreed to distribute Fuzhou Meida’s water-soluble phospholipid concentrate health food beverage (the “Food Beverage”) with an annual projected goal of approximately $1,374,420, $1,209,490, $7,256,934 and $2,418,980, respectively, in sales on a “best-effort” basis, for a term of three years.

The price of the Food Beverage is set by the Company. Under the terms of the Agreements, the Distributors shall sell the Food Beverage in the directly-operated stores and franchises owned by such Distributors, and not through any other channels, including e-commerce platforms, without prior authorization from the Company.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of the Agreements, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01 Other Events.

On July 10, 2024, the Company issued a press release to announce the entry into the Agreements. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Distribution Agreement by and between Fuzhou Meida and the Distributor
99.1	Press Release dated July 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shineco Inc.

Date: July 11, 2024	By:	/s/ Jennifer Zhan
Jennifer Zhan, Chief Executive Officer

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